Exhibit 99.2

COMCAST AND NBCUNIVERSAL MEDIA ANNOUNCE PRICING TERMS AND EARLY
SETTLEMENT ELECTION FOR EXCHANGE OFFER

Philadelphia, Pennsylvania, October 18, 2017 – Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) and NBCUniversal Media, LLC (“NBCUniversal”) announced today the pricing terms and expected settlement date of its private offers to exchange (the “Exchange Offer”) certain series of existing Comcast and NBCUniversal notes (the “Old Notes”) for Comcast’s new notes due November 1, 2047 (the “New 2047 Notes”), new notes due November 1, 2049 (the “New 2049 Notes”) and new notes due November 1, 2052 (the “New 2052 Notes” and, together with the New 2047 Notes and the New 2049 Notes, the “New Notes”).

The aggregate principal amount and interest rate of each series of New Notes expected to be issued by Comcast is set forth in the table below:

Title of Security	Issuer(1)	Aggregate Principal Amount Expected to be Issued	Interest Rate(2)
3.969% Notes due 2047 (“New 2047 Notes”)	Comcast	$2,000,000,000	3.969%
3.999% Notes due 2049 (“New 2049 Notes”)	Comcast	$1,999,999,000	3.999%
4.049% Notes due 2052 (“New 2052 Notes”)	Comcast	$1,499,967,000	4.049%
	Total:	$5,499,966,000
(1)	Each series of New Notes will be guaranteed by NBCUniversal and Comcast Cable Communications, LLC.

(2)	Determined by reference to the Bid-Side Yield on the Reference UST Security plus 1.12% in the case of the New 2047 Notes, 1.15% in the case of the New 2049 Notes and 1.20% in the case of the New 2052 Notes.

As of 5:00 p.m., New York City time, on October 17, 2017 (the “Early Participation Date”), the Exchange Offer was over-subscribed, and Comcast and NBCUniversal have elected to accept for exchange all Old Notes validly tendered and not validly withdrawn in the Exchange Offer as of the Early Participation Date, subject to applicable caps and proration procedures, on the second business day following the Early Participation Date or as soon as practicable thereafter, which is expected to be October 19, 2017 (the “Early Settlement Date”), if all conditions to the Exchange Offer have been or concurrently are satisfied or waived by Comcast and NBCUniversal.

The table below identifies the aggregate principal amount of each series of Old Notes validly tendered (and not validly withdrawn) in the Exchange Offer and the principal amount of each series of Old Notes that Comcast and NBCUniversal expect to accept on the Early Settlement Date:

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (millions)	Acceptance Priority Level	Principal Amount Tendered(1) (thousands)	Principal Amount Expected to be Accepted (thousands)	Proration Factor(2)
6.950% Notes due 2037	Comcast	20030NAV3	$2,000	1	$1,212,275	$1,212,275	100%
6.550% Notes due 2039	Comcast	20030NAY7	$ 800	2	$386,332	$386,332	100%
6.400% Notes due March 1, 2040	Comcast	20030NBB6	$1,000	3	$518,257	$518,257	100%
6.400% Notes due April 30, 2040	NBCUniversal	63946BAF7(3)	$1,000	4	$441,578	$441,578	100%
6.450% Notes due 2037	Comcast	20030NAM3	$1,850	5	$945,650	$945,645	100%
6.400% Notes due 2038	Comcast	20030NAX9	$1,000	6	$551,973	$428,085	78%
6.500% Notes due 2035	Comcast	20030NAK7	$1,000	7	$380,007	$—	—%
5.950% Notes due 2041	NBCUniversal	63946BAG5	$1,200	8	$526,783	$—	—%
5.650% Notes due 2035	Comcast	20030NAF8	$ 750	9	$229,145	$—	—%
Totals:			$10,600		$5,192,000	$3,932,172
(1)	The aggregate principal amounts of each series of Old Notes that have been validly tendered for exchange and not validly withdrawn, as of the Early Participation Date, based on information provided by the Exchange Agent to Comcast and NBCUniversal.

(2)	The proration factor is the approximate percentage of the aggregate principal amount of Old Notes of the applicable series validly tendered (and not validly withdrawn) that Comcast and NBCUniversal expect to accept for exchange in the Exchange Offer on the Early Settlement Date.

(3)	The 6.400% Notes due April 30, 2040 also include notes with a restrictive legend (144A CUSIP number: 62875UAD7; Regulation S CUSIP: U63763AB9).

For each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn as of the Early Participation Date and accepted by Comcast or NBCUniversal, the following table sets forth the Total Consideration and the approximate principal amount of the New Notes (subject to rounding and cash in lieu of fractional notes) to be received by Eligible Holders, as priced below:

Title of Security	Issuer	CUSIP Number	Fixed Spread (basis points)(1)	Yield(2)	Per $1,000 Principal Amount of Old Notes(3)
					Total Consideration	Principal Amount of New Notes
						New 2047 Notes	New 2049 Notes	New 2052 Notes
6.950% Notes due 2037	Comcast	20030NAV3	88	3.729%	$1,448.42	$1,448.42	$—	$—
6.550% Notes due 2039	Comcast	20030NAY7	100	3.849%	$1,394.84	$633.29	$761.55	$—
6.400% Notes due March 1, 2040	Comcast	20030NBB6	100	3.849%	$1,380.20	$—	$1,380.20	$—
6.400% Notes due April 30, 2040	NBCUniversal	63946BAF7(4)	100	3.849%	$1,382.00	$—	$1,382.00	$—
6.450% Notes due 2037	Comcast	20030NAM3	90	3.749%	$1,370.00	$—	$402.96	$967.04
6.400% Notes due 2038	Comcast	20030NAX9	95	3.799%	$1,368.94	$—	$—	$1,368.94
6.500% Notes due 2035	Comcast	20030NAK7	85	3.699%	$—	$—	$—	$—
5.950% Notes due 2041	NBCUniversal	63946BAG5	103	3.879%	$—	$—	$—	$—
5.650% Notes due 2035	Comcast	20030NAF8	85	3.699%	$—	$—	$—	$—
(1)	The Fixed Spread is inclusive of the Early Participation Payment of $30.00 per $1,000 principal amount of Old Notes tendered and accepted.

(2)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum. The Reference UST Security refers to the 3.000% U.S. Treasury Notes due May 15, 2047 (the “Reference UST Security”), which had a bid-side yield of 2.849% as of the Pricing Time of the Exchange Offer (the “Bid-Side Yield”).

(3)	None of the 6.500% Notes due 2035, 5.950% Notes due 2041 or 5.650% Notes due 2035 are expected to be accepted for exchange.

(4)	The 6.400% Notes due April 30, 2040 also include notes with a restrictive legend (144A CUSIP number: 62875UAD7; Regulation S CUSIP: U63763AB9).

The Exchange Offer is being conducted upon the terms and subject to the conditions set forth in a confidential offering memorandum (the “Offering Memorandum”), dated October 3, 2017.

Because the Exchange Offer was over-subscribed as of the Early Participation Date, holders who tender Old Notes after the Early Participation Date will not have any of their Old Notes accepted for exchange. Any Old Notes tendered after the Early Participation Date, together with any Old Notes tendered at or prior to the Early Participation Date but not accepted for exchange by Comcast or NBCUniversal, including Old Notes not accepted because of proration, will be returned to the holders thereof as described in the Offering Memorandum.

For each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn, and accepted by Comcast or NBCUniversal, Eligible Holders of such Old Notes will also receive a cash payment for accrued and unpaid interest on the applicable series of Old Notes up to, but not including, the Early Settlement Date, as well as a cash payment for amounts due in lieu of fractional amounts of New Notes.

The Exchange Offer will expire at 11:59 p.m., New York City time, on October 31, 2017, unless extended or earlier terminated by Comcast or NBCUniversal. In accordance with the terms of the Exchange Offer, the withdrawal deadline relating to the Exchange Offer occurred at 5:00 p.m. New York City time on October 17, 2017. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by Comcast and NBCUniversal).

The Exchange Offer is only made and the New Notes are only being offered and will only be issued, to holders of Old Notes either (a) in the United States, that are “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), who are “Qualified Investors” as defined under the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45- 106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario) that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

The New Notes have not been registered under the Securities Act or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws. Comcast, NBCUniversal and Comcast Cable Communications, LLC will enter into a registration rights agreement with respect to the New Notes providing for certain registration rights with respect to the New Notes as described in the Offering Memorandum.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offer is being made solely by means of the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

The Exchange Offer is only being made, and copies of the Offering Memorandum will only be made available, to holders of the Old Notes who have certified to Comcast in an eligibility letter that they are Eligible Holders. Copies of the eligibility letter are available to holders of the Old Notes through the information agent, D.F. King & Co., Inc., at their website http://www.dfking.com/comcast, by calling (866) 342-8290 (toll-free) or (212) 269-5550 (banks and brokers) or by email at comcast@dfking.com.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Readers are directed to Comcast’s and NBCUniversal’s periodic and other reports filed with the Securities and Exchange Commission (SEC) for a description of such risks and uncertainties. Neither company undertakes any obligation to update any forward-looking statements. In evaluating those statements, you should specifically consider various factors, including the risks and uncertainties discussed in the Offer to Purchase, under the caption “Risk Factors” in Comcast’s and NBCUniversal’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in other reports Comcast and NBCUniversal file with the SEC. Actual events or Comcast’s and NBCUniversal’s actual results may differ materially from any of Comcast’s and NBCUniversal’s forward-looking statements.

Investor Contacts:

William Dordelman, 215-286-7550

Jennifer Daley, 215-286-7732

Jim McCue, 215-286-8701

Press Contact:

John Demming, 215-286-8011

Source: Comcast Corporation

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